FIRST AMENDMENT TO CHANGE IN CONTROL AGREEMENT
This FIRST AMENDMENT TO CHANGE IN CONTROL AGREEMENT (this “Amendment”) is made and entered into as of July 28, 2023 (the “Effective Date”), by and between Timothy F. Murphy (“Employee”) and Gibraltar Industries, Inc., a Delaware corporation (“Company”). Employee and the Company are referred to herein each as a “Party” and, together, as the “Parties.” This Amendment amends certain provisions in the Change in Control Agreement between the Parties dated May 2015 (the “Agreement”).
RECITALS
A.Employee and the Company are parties to the Agreement;
B.On July 28, 2023, the Company adopted the Change in Control Executive Severance Plan (the “Plan”), which is attached hereto as Exhibit A, that provides eligible executives of the Company with certain benefits upon the occurrence of certain events defined therein;
C.On July 28, 2023, the Parties executed a Gibraltar Industries, Inc. Change in Control Executive Severance Plan Participation Agreement (the “Participation Agreement”), which is attached hereto as Exhibit B, in which the Parties agreed that Employee would be a participant in the Plan;
D.By executing the Participation Agreement, the Parties have agreed to amend and replace the Agreement as set forth in this Amendment; and
E.The Company and the Employee have determined that Employee’s employment with the Company shall continue in effect under the terms stated herein.
NOW THEREFORE, in consideration of Employee’s continued service to the Company the mutual promises and covenants contained in this Amendment, and other good and valuable consideration, the Parties agree as follows, effective as of the Effective Date:
1.The terms of the Agreement are no longer in effect and are replaced in their entirety by the terms set forth in the Participation Agreement.
2.The terms of this Amendment amend and modify the Agreement as if fully set forth therein. If there is any conflict between the terms and conditions of this Amendment and the Agreement, this Amendment’s terms and conditions will control. Any waiver, alteration or modification of any of the terms of this Amendment shall be valid only if in writing and signed by both Parties hereto.
3.This Amendment may be executed in one or more counterparts and either originally or by facsimile or pdf signature, each of which will constitute an original, and all of which will constitute one and the same instrument.
[Signature Page Follows]

This First Amendment to Change in Control Agreement is hereby executed as of the date first above written.

EMPLOYEE: By: /s/ Timothy F. Murphy Timothy F. Murphy	THE COMPANY: Gibraltar Industries, Inc. By: /s/ William T. Bosway Name: William T. Bosway Title: Chief Executive Officer